UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐   Preliminary Proxy Statement
☐    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑    Definitive Additional Materials
☐   Soliciting Material Pursuant to Section 240.14a-12

Double-Take Software, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DOUBLE-TAKE SOFTWARE, INC.
257 Turnpike Road, Suite 210
Southborough, MA 01772

LABEL AREA 4" X 1 1/2"

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
March 13, 2010

Dear Stockholder,

The 2010 Annual Meeting of Stockholders of Double-Take Software, Inc., will be held at the The Harvard Club of Boston located at 374 Commonwealth Avenue, Boston, Massachusetts, 02215, on May 13, 2010, at 9:00 AM (Eastern Time).

Proposals to be considered at the Annual Meeting:

(1)
to elect five directors to the Board, each of whom will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal.

(2)	to ratify the appointment of Eisner LLP (“Eisner”) as Double-Take Software’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

The proxies are authorized to vote in their discretion on any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all proposals.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To

Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet:

Go to www.continentalstock.com
Have your notice available when you
access the above website. Follow the
prompts to vote your shares.

LABEL AREA 4" X 1 1/2"

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

    The Proxy Materials are available for review at:

http://www.cstproxy.com/doubletake/2010

Double-Take Software, Inc.
257 Turnpike Road, Suite 210
Southborough, MA 01772

Important Notice Regarding the Availability Of Poxy Materials For the Stockholder Meeting to Be Held On May 13, 2010.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would  like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 5, 2010 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/doubletake/2010

-           the Company’s Annual Report for the year ending December 31, 2009.

-           the Company’s 2010 Proxy Statement (including all attachments thereto)

-           the Proxy Card.

-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

You must reference your company ID., 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690, or
By logging on to http://www.cstproxy.com/doubletake/2010 or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.